                                  EXHIBIT 4.4A




                             CROSS REFERENCE SHEET

                   CERTAIN SECTIONS OF THE INDENTURE (DATED AS OF MAY 22, 1996, BETWEEN BROADBAND TECHNOLOGIES, INC. AND MARINE MIDLAND BANK, AS TRUSTEE) RELATING TO SECTIONS 310 THROUGH 318 OF THE TRUST INDENTURE ACT OF 1939 (THE "ACT"):



Trust Indenture                                                                Indenture
  Act Section                                                                   Section
- ---------------                                                                ---------
Section  310(a)(1)                 ............................                 6.8
            (a)(2)                 ............................                 6.8
            (a)(3)                 ............................            Not Applicable
            (a)(4)                 ............................            Not Applicable
            (b)                    ...........................                  6.13
                                                                                6.9
Section  311(a)                    ............................                 6.14
            (b)                    ............................                 6.14
Section  312(a)                    ............................                15.1
                                                                               15.2
            (b)                    ............................                 *
            (c)                    ............................                 *
Section  313(a)                    ............................                 *
            (a)(4)                 ............................                1.1
                                                                              10.8
            (b)                    ............................                 *
            (c)                    ............................                 *
            (d)                    ............................                 *
Section  314(a)                    ............................                 *
            (b)                    ............................         Not Applicable
            (c)(1)                 ............................                1.2
            (c)(2)                 ............................                1.2
            (c)(3)                 ............................         Not Applicable
            (d)                    ............................         Not Applicable
            (e)                    ............................                1.2
Section  315(a)                    ............................                6.1
            (b)                    ............................                6.2
            (c)                    ............................                6.1
            (d)                    ............................                6.1
            (e)                    ............................                5.14

Trust Indenture                                                        Indenture
  Act Section                                                           Section
- ---------------                                                         ---------
Section  316(a)              ................................              1.1
            (a)(1)(A)        ................................              5.2
                                                                           5.12
            (a)(1)(B)        ................................              5.13
            (a)(2)           ................................       Not Applicable
            (b)              ................................              5.8
            (c)              ................................              1.4(e)
Section  317(a)(1)           ................................              5.3
            (a)(2)           ................................              5.4
            (b)              ................................              10.3
Section  318(a)              ................................              1.13


- ------------------------------


* Such Section of the Act is deemed to be a part of and to govern the Indenture pursuant to Section 318 of the Act and Section 1.1 of the Indenture.



       Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.